UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2009

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2009, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) issued a press release announcing the appointment of Ross J. Kari as the company’s executive vice president and chief financial officer, effective October 12, 2009.

A copy of the press release is filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Kari, 51, joins Freddie Mac from Fifth Third Bancorp, a financial services firm, where he served as executive vice president and chief financial officer beginning in November 2008. Previously, Kari served as executive vice president and chief financial officer of Safeco Corporation, an insurance firm, from June 2006 to October 2008. Prior to that, Kari served as executive vice president and chief operating officer of Federal Home Loan Bank of San Francisco, a government sponsored enterprise and part of the Federal Home Loan Bank System, from February 2002 to June 2006.

Freddie Mac has entered into a Memorandum Agreement with Kari, which provides for his employment as executive vice president and chief financial officer of Freddie Mac. A copy of the Memorandum Agreement is filed as Exhibit 10.1 to this Report on Form 8-K and incorporated herein by reference. The Federal Housing Finance Agency (“FHFA”), the company’s conservator, has approved this Memorandum Agreement and consulted with the U.S. Department of the Treasury (“Treasury”).

The terms of his Memorandum Agreement provide Kari with the following during his employment with Freddie Mac:

•	A base salary of no less than $675,000;

•	A target annual total direct compensation opportunity of $3,500,000, which will consist of the base salary of $675,000, an additional annual salary of $1,658,333 paid over time in installments and an annual target incentive opportunity of $1,166,667. The actual dollar amount of the incentive opportunity Kari will receive will be determined in the discretion of Freddie Mac, subject to approval by FHFA;

•	A cash sign-on award of $1,950,000 in recognition of the forfeited annual incentive opportunity and unvested equity at his current employer. This award will be paid in installments during Kari’s first year of employment with Freddie Mac. If Kari is not an employee of Freddie Mac on an installment payment date, the installment will be forfeited. A portion of each installment will be subject to repayment in the event that, prior to the first anniversary of an installment payment date, Kari terminates his employment with Freddie Mac for any reason or Freddie Mac terminates his employment for cause (as is defined in the Memorandum Agreement);

•	Relocation benefits generally consistent with Freddie Mac’s standard executive relocation package, as well as six months temporary lodging at a local apartment (in lieu of Freddie Mac’s standard temporary living relocation benefit), reimbursement for reasonable local commuting and necessary living expenses, and reimbursement for travel between the Washington, D.C. area and his current residences for Kari and his immediate family members for the first six months of his employment;

•	The opportunity to participate in all employee benefit plans offered to Freddie Mac’s senior executive officers, including the company’s Supplemental Executive Retirement Plan, pursuant to the standard terms of these plans. For a description of these plans see Freddie Mac’s Form 10-K/A filed on April 30, 2009; and

•	If Freddie Mac terminates Kari’s employment for reasons other than cause (as is defined in the Memorandum Agreement), he will be eligible to receive severance pay and other benefits pursuant to the terms of any then-applicable Freddie Mac severance policy, subject to the approval of FHFA. For a description of Freddie Mac’s officer severance policy, see Freddie Mac’s Form 10-K/A filed on April 30, 2009.

Kari is subject to restrictions with respect to non-competition and non-solicitation of employees for a period of two years and one year, respectively, following any termination of his employment, and he is also subject to certain restrictions with respect to confidential information obtained during the course of his employment.

Freddie Mac also has entered into a Recapture Agreement with Kari, sometimes referred to as a “clawback” agreement. A copy of the Recapture Agreement is filed as Exhibit 10.2 to this Report on Form 8-K and incorporated herein by reference. The Recapture Agreement provides for Freddie Mac’s recapture from Kari of Recapture Eligible Compensation (which, as defined in the Recapture Agreement, varies depending on which Triggering Event has occurred) if, at any time during Kari’s employment with Freddie Mac (or, under certain circumstances after termination of his employment), the board of directors determines and notifies Kari in writing that any Triggering Event (as defined in the Recapture Agreement) has occurred. The Recapture Period (as defined in the Recapture Agreement) also varies depending on which Triggering Event has occurred. In the event that Kari is terminated for cause (as defined in the Recapture Agreement), he forfeits rights to any future payment of annual short-term incentive, long-term incentive or severance benefits that might otherwise have been due pursuant to the terms of applicable plans or awards from the date of Kari’s termination forward. The board has discretion to determine the appropriate amount required to be recaptured, if any, upon a Triggering Event, which is intended to be the compensation in excess of what Freddie Mac would have paid Kari had Freddie Mac taken into consideration the impact of the Triggering Event at the time such compensation was awarded.

Freddie Mac also agreed to enter into an indemnification agreement with Kari. A copy of the form of indemnification agreement is attached as Exhibit 10.2 to Freddie Mac’s Report on Form 8-K filed on December 23, 2008 and is incorporated herein by reference. For a description of the indemnification agreement, see Freddie Mac’s Form 10-K/A filed on April 30, 2009.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

10.1	Memorandum Agreement, dated September 24, 2009, between Freddie Mac and Ross J. Kari

10.2	Recapture Agreement, dated September 24, 2009, between Freddie Mac and Ross J. Kari

99.1	Press release, dated September 22, 2009, issued by Freddie Mac

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Charles E. Haldeman, Jr.

Charles E. Haldeman, Jr. Chief Executive Officer

Date:  September 24, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Memorandum Agreement, dated September 24, 2009, between Freddie Mac and Ross J. Kari

10.2	Recapture Agreement, dated September 24, 2009, between Freddie Mac and Ross J. Kari

99.1	Press release, dated September 22, 2009, issued by Freddie Mac